UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    October 5, 2017

Commission File Number: 0-24260

Amedisys, Inc.

(Exact name of registrant as specified in charter)

Delaware	11-3131700
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

3854 American Way, Suite A, Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 5, 2017, Gary Willis resigned as the Chief Financial Officer of Amedisys, Inc. (the “Company”) and accepted an Executive Vice President and Chief Financial Officer position with another healthcare company.

On October 5, 2017, the Board of Directors of the Company appointed Scott G. Ginn, currently the Company’s Chief Accounting Officer, as the Company’s Chief Financial Officer, effective immediately. Mr. Ginn, age 48, has served as the Company’s Chief Accounting Officer since February 2017. He previously served as the Company’s Senior Vice President of Finance and Accounting from October 2015 to February 2017 and Senior Vice President of Accounting and Controller from April 2007 to October 2015. Prior to joining the Company, he was a Director at Postlethwaite & Netterville, a professional accounting corporation. Mr. Ginn is a Certified Public Accountant.

Mr. Ginn will participate in the Amedisys Holding, L.L.C. Severance Plan for Key Executives dated April 30, 2015, as amended. Mr. Ginn does not have a family relationship with any of the current officers or directors of the Company. There is no currently proposed transaction, and since the beginning of fiscal year 2016 there has not been any transaction, involving the Company and Mr. Ginn which was a related person transaction within the meaning of Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On October 6, 2017, the Company issued a press release announcing the resignation of Mr. Willis and the appointment of Mr. Ginn as the Company’s Chief Financial Officer, a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated October 6, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:	/s/ Paul B. Kusserow
Paul B. Kusserow
President and Chief Executive Officer

DATE: October 6, 2017